Exhibit 10.10

LEASE OF

COMMERCIAL SPACE STANDARD

Effective Date:	County and State where property is located I Maricopa, Arizona

LESSOR (Name, Address and Zip Code)	LESSEE (Name, Address and Zip Code)

NO Partners	Sensory Science Corp.
(an Arizona General Partnership)	7835 E. McClain Drive
7900 E. Greenway Road, Suite 201	Scottsdale, AZ 85260

Scottsdale, AZ -85260

Attorney For Lessor

Attorney For Lessee

Subject Leased Premises (Address or Location of Building)

Description of Space (Square Feet and Location within building)

Suites 1 & 2 13,100 Sq. Pt.

Diagram of space is attached as an addendum

Subject Leased Premises (Legal Description of Building and Land in which space is located)

7863 E. McClain Road, Scottsdale, AZ 85260

Improvements to be made by Lessor (Describe in detail the construction, alteration, repairs or other improvements, if any, to be made by Lessor)

Plans and Specifications are attached as an addendum, Improvements shall be completed by: Improvements to be made by Lessee (Describe in detail the construction, alteration, repairs or other improvements, if any, to be made by Lessee)

Plans and Specifications are attached as an addendum, Improvements shall be completed by: Personal Property included with Lease (List all moveable property or property which shall be moved in and attached as fixtures for Lessee)

A detailed list is attached as an addendum

PART ONE SPECIFIC PROVISIONS FOR LEASE OF COMMERCIAL SPACE, STANDARD

1.1 Consideration. For valuable consideration Lesser leases to Lessee space in the leased premises, with improvements and personal property described above according to the terms hereinafter set forth, a copy of which Lessee acknowledges receipt. 1.2 Term of Lease. This lease shall be in effect for a period of 60 mo commencing at 12:00 noon on 11-1-99, and ending at 12:00 noon on 10-30-04.

1.3 Rent for Standard Lease. Rent shall be paid monthly on or before the first day of each month beginning 11-1-99 Lessee shall pay the first month’s rent in advance plus the last -0- months. The amount of rent shall be calculated as follows: U Base monthly rent of $   See Attached Section 7.1

Plus an:  Increases in the base rent calculated on; Increases in cost of fire insurance, $ Increases in real estate taxes or other taxes charged the Lesser as a result of the ownership of the building. Plus Sales or Transaction Tax charged by any governmental entity on the rental transaction.

Common maintenance costs as follows:

See Attached Section 7.1

Plus

Security Deposit of $

Plus

Late Payment penalty of each rent payment when the payment is made more than 10 days after it is due.

1.4 Base Rent. The base rent, as prescribed in paragraph 1.3 (rent for standard tease), may be increased by percentage rent, cost of living increases, increases in the cost of fire insurance paid by Lesser, increases in taxes on the real property paid by the Lesser, taxes on the transaction of the rental, and common area maintenance charges, if any. The base rent for the term shall be the monthly base rent multiplied by the number of months in the term of this lease:

1.7 Fire and Casualty Insurance Escalation. If paragraph 1.3 (rent for standard lease) provides for increases in rents based upon fire insurance increases, then this paragraph shall be applicable.  Should the use or operations of Lessee result in increased fire insurance premiums, then the amount of these premium increases directly traceable to the Lessee shall be added to the base rent.

1.8Tax on Assessment Escalation

If paragraph 1.3 provides for increase in base rent because of tax increases, then this provision becomes applicable. Since the base rent is predicated upon the real property taxes and property taxes or assessments against the building or real property, of which the leased premises are a part, increase from what additional rent which portion is equal to the proportion which the leased premises bear to the entire building. The additional rent rebuilding from the increased tax or assessments shall be retroactive to the date the increased taxes or assessments first took effect.

1.10 Sales and Transaction Tax. If paragraph 1.3 (rent for standard lease) provides that Lessee shall pay the sales or transaction taxes, then this paragraph is applicable. Lessee shall pay with each rent payment the amount of any sales or transaction tax on the rental transaction. If any sales or similar tax shall be levied or assessed by the United States of America, any state, county, city, town, district, or agency or instrumentality thereof, upon or against Lesser by reason of demand by Lesser, reimburse Lesser for the amount of any such taxes or assessments paid by Lesser.

1.11 Security Deposit.  To insure the Lessees prompt and full payment of the rent, and the faithful and timely performance of all provisions of this ]case, and any extension or renewal thereof, Lessee shall pay a security deposit as set forth in paragraph 1.3. If any default shall be made in the performance of any of the covenants on the part of Lessee herein contained with respect to any item or items of the leased premises, Lesser shall be entitled to that portion of the security deposit as is required to cover the default. Upon the expiration or earlier termination of this lease, or any extension or renewal thereof, provided Lessee has paid all the rent herein called for and fully performed all of the other provisions of this lease on its part to be performed, Lesser will release to Lessee the security deposit.

1.12 Place of Paying Rent. Lessee shall pay rent to the address of Lessor as designated on page one of this lease, or to any newer address of which Lessor gives written notice to Lessee.

1.13 Utilities, Insurance and Other Expenses shall be allocated as follows: Expense Description   Paid by Lessor   Paid by Lessee

Comments or Qualifications

PRORATED
Water		☒
In-Suite Plumbing		☒
Electricity		☒
Fire and Casually Insurance of Building	☒	☒
Fire and Casualtv Insurance of lessees Property		☒
Personal Liability Insurance	\	☒
Theft Insurance	☒	☒
Trash Removal”		☒
PRORATED

*LIMITED TO NORMAL OFFICE WASTE. THE DUMPSTER 1S NOT TO BE USED FOR DISPOSAL OF COMMERCIAL OR INDUSTRIAL WASTE.

1.14 Maximum Legal Interest. I any monics are owed under the terms of this lease, all o i c provision of the -lease notwithstanding, the parties intend that the party owing sums to the other as the result of performances under the lease, shall incur as a penalty the maximum legal rate of interest that is in effect at (lie time of the accrual of the charge. Interest thus imposed shall be charged also on any costs, legal fees, or any other obligation arising out of )[‘s lease. If the laws or the state which govern this lease have no maximum legal interest limit, the rate shall be 12%.

1.15 Provisions of Fire and Casualty Insurance Policies For standard Lease. Unless these obligations are changed by paragraph I.13, Lessor shall continually keep in force, during the term of this lease and during arty extension or renewal thereof, fire and extended coverage insurance in an amount of no less that 80% of the full insurable value of the building in which the leased premises are situated. Lessee-shall provide fire insurance protection an Lessees stock in trade, furniture, fixtures and other property within the leased premises, in an amount equal to the full insurable value thereof and promises that any insurance coverage in this regard will contain a waiver of the insurers right of subrogation against Lessor.

Lessor and Lessee shall promptly deliver to one another die original or originals; or a true and exact copy, of any and all such polity or policies of insurance.

Lessee shall not carry any stock of goods or do or omit to do any act in or about the leased premises which will in any way impair or invalidate the obligation of any policy of insurance on or in reference to die ]cased premises or the building in which the leased premises are situated. Lessee agrees to pay upon demand, as additional rent, any increase in premiums for insurance that may he charged during the term of this lease on the amount of insurance to be carried by Lessor on ft leased premises or the building in which the ]cased premises are situated, resulting from the business carried on in the leased premises by Lessee, whether or not Lessor has consented to same.

1.16 Waiver of Subrogation on Casualty Insurance. Lessor hereby releases Lessee, to the extent of its insurance coverage, from any and a11 liability for any loss or damage caused by fire or any of the extended coverage casualties, notwithstanding such fire or other casualty shall be due to the fault or negligence of Lessee or its agents, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as Lessors policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect such policies or the right of Lessor to recover thereunder. Lessor agrees that such insurance policies will include such clause as long as the same is includable without extra costs.

The parties shall use good faith efforts to have any and all fire, extended coverage, or any and all material damage insurance which may be carried endorsed with the following subrogation clause.  “This insurance shall not be invalid should the insured waive in writing, prior to a loss, any and all right of the coverage against any party for loss occurring to the property described herein.”

Lessor and Lessee mutually agree that any right of subrogation afforded the insurance carriers of their respective property . insurance policies relative to real or personal property situated in or on the leased promises is waived; and the parties undertake to give their respective insurance carriers notice of this waiver.

1. 17 Liability Insurance. Lessee shall, at its own cost and expense, during the term of this lease, procure and maintain in force policies of liability insurance, with Lessor as an additional assured there under, insuring Lessee to the amount of $500,000.00 against any loss or damage, or any claim thereof, resulting from injury to or the death of any one person, and to the amount of $500,000.00 against any loss or damage, or any claim thereof, resulting from the injury to or the death of any number of persons from any one accident, as the result of or by reason of the ownership by Lessor of the leased premises, parking lot, and adjacent areas owned by Lessor, and the use and occupancy thereof by Lessee; and to procure and maintain in full force and effect, during the term herein specified, a policy or policies of insurance, with Lessor as an additional assured there under, in an amount not less than $500,000.00 insuring Lessor against any loss or damage or any claim thereof resulting from the damage to or destruction of any property belonging to any person or persons whomsoever, as a result or by reason of the ownership by Lessor of the leased promises, parking lot or adjacent areas owned by Lessor, and the use and occupancy thereof by Lessee.

Lessee shall promptly deliver to Lessor the original or originals, or a true and exact copy, of any and all such policy or policies of insurance.

All policies shall contain a written obligation of the insurer to notify Lessor in writing at least ten days prior to any cancellation thereof.

1.18 Non-Liability of Lessor. Lessor shall not be liable for any damage occasioned by failure to keep the premises in repair, and shall not be liable for any damage done or occasioned by or from plumbing, gas, water, steam, or other pipes, tanks, washstand, water closet or waste pipe, in, above, upon or about the building or promises, nor for damage occasioned by water, snow, or ice being upon or coming through the roof, skylight. trap-door, or otherwise, nor for any damage arising from the acts or neglects of co-tenants or other occupants of the same building, or of any owners or occupants of adjacent or contiguous property. 1.191ndemnification. Lessor shall not be responsible or liable for any loss, theft, of damage to property or injury to or death of Lessee or any person on or about the leased premises, and Lessee agrees to indemnify and hold Lessor harmless there from unless it was caused or resulted from the negligent or willful acts of Lessor. Lessee shall hold Lessor harmless during the term of this ]cast, and during any extension or renewal thereof, from and against any and all claims suits, actions, demands and judgments arising out of an event or events occurring after the commencement of the primary term thereof when the proximate cause of such injury to person or damage to property was not the negligence of Lessor or the negligence of an agent or employee of Lessor or of lessors successor. Lessee agrees not to make any claim against Lessor, and it will hold Lessor harmless there from, for any loss or damage to any personal property belonging to Lessee or any of its guests, customers, or occupants, or for any injuries to Lessee or any of its guests, customers, or occupants unless such loss or damage was caused or resulted from the negligent or willful conduct of Lessor.

1.20 Renewal. Lessee shall have the right to renew for an additional 5 years term upon 60 days written notice to Lessor upon: p Same Terms Different terms as follows:

Per attached Section 7.2

1.21 Purchase Option. Lessee shall have the right to purchase the Subject Leased Premises upon the giving of days written notice for the total purchase price of $       , all in accordance with the Real Property Purchase Contract, Receipt and Escrow Instructions which are attached.

1.22 Use by Lessee. The premises shall be used for a reasonable office, warehousing, commercial or industrial use which use is specifically described as:

General Lab and Office Use

1.23 Tax on Property of Lessor Paid by Lessor. Lessor shall pay before delinquent all taxes and assessments levied and assessed upon or against the loosed premises during the term of this ]case, subject to paragraph 1.8, if applicable.

1.24 Tax on Property of Lessee. Lessee shall pay or cause to be paid, before delinquency, throughout the primary term of this lease and any renewals or extensions thereof, all taxes on any and all personal property owned by Lessee and situated upon the leased promises. In the event Lessee fails to pay the taxes levied upon or against its property as aforesaid when due and payable, Lessor may pay the same on lessees behalf, and Lessee shall reimburse Lessor for the same forthwith or Lessor may reimburse itself therefore out of the rental payable hereunder by lessee or Lessor may reimburse itself from the security deposit. Lessee shall save and hold Lessor harmless on account of any of these taxes. Lessee shall pay Lessor the maximum legal interest rate per annum or any monies that Lessor may advance on behalf of Lessee until there monies are repaid.

1.25 Initial Construction and Repairs. Lessor shall cause the leased promises to be completed or repaired in accordance with any plans, specifications and agreements provided for on page one of this lease. Lessor will not be obliged to construct or install at its expense any improvements or facilities of any kind other than those called for on page one of this lease. Lessor agrees to commence and complete the construction of the building or improvements with reasonable diligence.  Should no plans, specifications or agreements for repair or construction be prescribed on page one of this lease, then Lessee has agreed to accept the leased promises as they arc al the time this lease is executed. Any construction or repairs will comply with applicable building codes.

1.26 Additional Space. Lessor agrees that, in the event Lessee desires to lease additional space from Lessor during the term of the lease, and provided Lessee shall not be in default under the provisions of the lease, and provided that Lessor shall have space available, Lessor shall provide additional space upon the following terms and conditions:

a. Space will be provided in the building to Lessee on a first right of refusal basis.

b. The terms of the lease for the additional spice shall be negotiated between Lessor and lessee at die time die space is provided.

c. Lessor deliver written notice in writing to Lessee the availability of less than 30 days before the space is to be provided by Lessor, prior to space being offered to the general market.

1.27 Reasonable Rules and Regulations.     In the interest of uniformity, to conform to such reasonable and nondiscriminatory rules and regulations in the use of the leased promises as may be established from time to time by Lessor for the general use of the premises and for the convenience of all the Lessees of Lessor in the buildings, of which the leased premises are an integral part, Lessee agrees to abide by all rules and regulations of the building imposed by Lessor.

These regulations are imposed for the cleanliness, good appearance, proper maintenance. good order and reasonable use of the premises and the building, and as may be necessary for the proper enjoyment of the building by all tenants and their clients, customers and employees.

The rules and regulations maybe changed from time to time on reasonable notice to Lessee, Breach of building rules and regulations shall not be grounds for termination of the lease unless Lessee continues to breach them after ten days written  notice by Lessor, and then only in the event such rules or regulations have been made for the above stated purpose.

1.28. Common Areas and Parking. The term “Common Area” means the entire area designed for common use or benefit within the outer property limits of the building area, including, but not limited to, parking lots, landscaped and vacant areas, passages for trucks and automobiles, areaways, roads, walks, curbs, corridors, garden court and arcades, together with public facilities such as washrooms, comfort rooms, lounges, drinking fountains, toilets, public stairs, ramps, elevators, escalators, shelters, porches, bus stations and loading docks, with facilities appurtenant to each, if any such areas now exist or may later exist on the real property of Lessor, but excluding any area which the Lessor may have designated as a restricted area.

Subject to reasonable rules and regulations to be promulgated by Lessor, the public portions of the Common Area are hereby made available to Lessee and its employees, agents, customers, and invitees for reasonable use in common with other tenants, their employees, agents, customers, invitees and Lessor for the purpose for which constructed.

Lessor hereby grants to Lessee and Lessee’s agents, employees and invitees the right, during the term hereof, to use, in common with others entitled to the use thereof, such truck way service corridors, service elevator and loading docks subject to such reasonable regulations as Lessor shall make from time to time.

Lessee further agrees to receive and deliver goods and merchandise and to remove all garbage and refuse only by way of the truckway and loading docks designated by Lessor for lessor use.

Lessor may from time to time temporarily close portions of the Common Area, erect private boundary marks or lake further appropriate action to prevent the acquisition of public rights and such action shall not be deemed an eviction or disturbance of lessees use of the [eased premises.

Lessee shall have, and is hereby granted, such possession and control over all portion of the entire Common Area, whether at the front or rear of die leased premises, as will authorize Lessee to exclude therefrom all persons who are not customers or patrons of the Lessees of the building area. who are or may be creating a nuisance or disturbance thereon, and in particular as will authorize Lessee to maintain an action in trespass against such persons who arc not patrons or customers and who are or may be picketing thereon

Subject to reasonable rules and regulations of the Lessor, Lessee and its employees agents, customers and invitees shall have the use of parking areas specifically designated by Lessor for that purpose. Lessee agrees that upon written notice from Lessor, it will, within five days, furnish to Lessor the automobile license numbers assigned to Lessees vehicles and the vehicles of all its officers, agents and employees.

Lessee agrees that it shall not at any time park or permit the parking of its trucks or vehicles of others in truck passages or adjacent to loading docks so as to interfere in any way with the use thereof.

Lessee, in common with Lessor and the patrons and customers of Lessee and Lessor and of other lessees of Lessor in the building area, their patrons and customers, shall have the right to use for parking purposes the parking areas adjacent to the building or buildings located on the real property hereinbefore described. Nothing herein contained shall be construed in such manner as to imply that any portion of that parking area is hereby leased unto that Lessee.

1.29 Repairs, Maintenance and Alterations by Lessor. Lessor shall be responsible for structural repairs in general of the building, and Lessor shall further be specifically responsible for keeping in good repair the foundations, the outer walls, the roof, down spouts, and gutters and the plumbing, sewerage and central refrigerated air conditioning or heating systems of the building, except that Lessor shall not be responsible for the repair of any part of the building in instances when such repair is necessitated by ordinary wear and tear or by negligence of Lessee, its sublessee assignees, or by invitees, clients, patrons, agents or employees of Lessee, its sublessee or assigns.

1.30. Maintenance of Heater, Cooler, Drinking Water and Locks. Lessee shall at its own expense be responsible for the installation, care, maintenance and replacement of all refrigerated air conditions, coolers, and heating equipment and parts thereof serving the leased premises whether or not such equipment is located on the leased premises and whether such equipment was installed-by Lessee or by Lessor.

If the leased premises arc served by a central refrigerated air conditioning or heating system, and only in such event, Lessor, at its own expense, shall be responsible for the care, maintenance and replacement of all equipment forming a part of that central system, regardless of the location of such equipment. As used in this lease, “central refrigerated air conditioning or heating system” shall mean a refrigerated air conditioning or heating system designed to serve three or more separate leasehold premises. Lessee shall be responsible for locks and maintenance of locks and doors, light bulbs, ballast units and all window treatments.

PART TWO

GENERAL PROVISIONS FOR COMMERCIAL LEASES

2.1 Quiet Possession. Lessor agrees that Lessee, on paying the rentals and on performing all terms of this lease, shall and may peaceably and quietly have, hold and enjoy the leased promises during the term of this lease. Lessee agrees that in the event of the inability of Lessor to deliver to Lessee possession of the leased premises within 60 days of the commencement of the term as above specified, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or violable, but the term hereof shall be extended for a period of time equal to the delay in such delivery but Lessee shall not be liable for rent until such time as Lessor offers to deliver possession of the leased premises to Lessee. By occupying the leased premises as a tenant, or installing fixtures, facilities, or equipment or performing finishing work, Lessee shall be deemed to have accepted the some and to have acknowledged that the premises arc in the condition required by this lease. In he event of any dispute, the certificate of lessor’s architect or contractor shall be conclusive that the leased premises are in the condition required by this lease and are ready for occupancy.

2.2 Use of Premises. Lessee has examined and knows the condition of the leased premises, and has received the same in good order and repair, and agrees:

a. To use these premises for reasonable office, warehousing, commercial or industrial uses which do not materially damage the leased premises.

b. To surrender possession of these premises at the expiration of this lease without further notice to quit, is as good condition as reasonable and careful use will permit.

c. To keep the premises in good condition and repair at its own expense and not to commit or permit any waste or nuisance.

d. Not to use the leased premises for living quarters or residence.

c. Not to make any unlawful, immoral or improper use of the leased premises, or any use or occupancy thereof contrary to law or contrary to any direction, rules, regulations, regulatory bodies, or officials having jurisdiction thereof or which shall be injurious to any person or property.

2.3 Damages to Interior or Structure. Lessee shall pay (a) for any expense, damage or repair occasioned by the stopping of waste pipes or overflow from bathtubs, closets, washbasins, basins or sinks, and (b) for any damage to window panes, window shades, curtain rods, wallpaper, furnishings, or any other damage to the interior of the leased premises.

2.4 Repairs, Maintenance and Alterations by Lessee. The Lessee has promised that the leased premises shall at all time be kept in good order. condition and repair by Lessee, at its own expense and in accordance with all laws, directions, rules and regulations of regulator), bodies or officials having jurisdiction.

If Lessee refuses or neglects to commence repairs within 10 days after receipt of written demand from Lessor, or adequately to complete such repairs without liability to Lessor for any loss or damage that may accrue to Lessees stock or business by reason thereof, and if Lessor shall make such repairs, Lessee shall pay to Lessor, on demand, as additional rent, the costs thereof with interest at the maximum legal rate from the date of commencement of those repairs.

Lessee shall make no changes, improvements, alterations, or additions to the leased premises unless such changes, improvements, alterations, or additions: (a) are first approved in writing by Lessor; (b) are not in violation of restrictions placed thereon by the investor financing the construction of the building; and D will not materially alter the character of such premises and will not substantially lessen the value thereof. Lessor may not unreasonably withhold approval, and if there is a dispute as to reasonableness, it shall be determined by arbitration.

If structural alterations become necessary because of the application to the business carried on by Lessee of any law, ordinance, rule or regulation of any regulatory body, or because of any act or default on the part of Lessee, or because Lessee has overloaded any electrical or other facility, Lessee shall make such structural alterations al its own cost and expense, after first obtaining lessors written approval of plans and specifications and furnishing such indemnization against lions, costs, damages and expenses as Lessor may reasonably require.

Lessee may place partitions and fixtures (including light fixtures) and make improvements and other alterations in the interior of the leased premises at its own expense. These improvements or alterations installed or made by Lessee, other than those of a structural nature, shall remain the property of the Lessee provided, however, that prior to commencing any such work Lessee shall first obtain the written consent of Lessor to the proposed work.

Lessor may require that such work be done by Lessor own employees or under Lessors direction but al the expense of Lessee, and Lessor may, as a condition to consenting to such work, require that Lessee give security that the premises will be completed, free and clear of liens and in a manner satisfactory to Lessor, and that the premises will be repaired by Lessee to restored by Lessee to its former condition at the termination of the ]case at Lessees sole cost and expense.

2.5. Mechanics’ and Other Liens Imposed by Lessee. Lessee shall keep the leased premises and the improvements thereon at all times during the term hereof free of mechanics’ and material men’s liens and other liens of like nature, other than liens created and claimed by reason of any work done by or at the instance of Lessor, and at a11 time shall fully protect and indemnify

Lessor against all such liens or claims and against all attorneys’ fees and other costs and expenses growing out of or incurred by reason or on account of any such liens or claims. Should Lessee fail to fully discharge any such lien or claim, Lessor, at its option, may pay the same of any part thereof, and Lessor shall be the sole judge of the validity of such lien or claim.

All amounts so paid by Lessor, together with interest thereon at the maximum legal rate from the time of payment by Lessor until repayment by Lessee, shall be paid by Lessee upon demand, and if not so paid, shall continue to bear interest at the aforesaid rate, interest payable monthly, as additional rent.

2.6. No Signs Without Approval of Lessor. Any and all signs placed by or for Lessee on the exterior of the leased premises, or on the real property on which the leased premises are located, shall be so placed and allowed to remain in place only with the approval of Lessor in writing.

Nor shall Lessor, or its successor or tile owner of the leased premises, be charged with the costs of installing, maintaining, changing, or removing such sign or signs. Lessor hall have the right to approve tile design, type, size. lettering and location of every sign to be erected in, upon or about the leased premises.

Any signs placed upon or about such leased premises shall, upon the end of the term of the lease or upon the earlier termination thereof, be removed by Lessee, and Lessee shall repair any damage to the leased premises which shall be occasioned thereto by reason of such removal.

2.7. No Exterior Paint Without Lessor Approval.  Lessee shall not decorate or paint the exterior of the leased premises, or any part thereof, except in the manner, and of a color, approved by Lessor.

2.8. Trash Control. Lessee shall provide and maintain sanitary and ral-proof receptacles with covers at or about the leased premises in which to place any and all refuse or trash, and to place this refuse and trash in receptacles. Lessee shall make lessees own arrangements and pay for garbage and trash pick-up service on or from the leased premises, and shall not permit the same to accumulate and remain on the premises except during reasonable intervals between pick-up service.

2.9. Sidewalk Maintenance. All time, Lessee shall keep the sidewalks in front of the leased premises clean and in a sightly and sanitary condition, and not exhibit or display any goods, wares or merchandise thereon.

2.10. Replacement of Class. Al Lessees own cost and expense, Lessee shall replace all glass in, upon or about the leased premises that shall be broken during tile term herein specified unless caused by Lessor, an agent or employee of Lessor, or lessors successor.

2.11. Right of Re-Entry. Lessor shall have the right, by itself or agent or with others, to enter the premises at reasonable hours to examine or exhibit the premises, or to make such repairs and alterations as shall be deemed necessary for the safety and preservation of the building, to inspect and examine, to post such notices as Lessor may, deem necessary to protect Lessor against loss from liens of laborers, matcrialmcn or others, and for the purpose of permitting or facilitating lessors performance of its obligations hereunder or for any other reasonable purpose which does not materially diminish lessees enjoyment or use of the leased premises.

Lessee expressly waives any claim for damages, including loss of business, resulting from lessors entry, from the erecting of scaffolding or other structures to facilitate repairs, or from lessors other reasonable activities for the purpose of altering, improving, or repairing the leased premises in conformity herewith.

Lessee agrees to permit Lessor, at any time within GO days prior to the expiration of this lease, to place upon or in tile window of the leased premises any usual or ordinary   or similar sign and to allow prospective tenants, applicants or agents of Lessor to enter and examine the leased premises during the last 60 days of the term hereof, and to permit Lessor or lessors agents, at any time during the term hereof to conduct prospective purchasers through the leased premises during reasonable business hours.

2.12 Assignment or Sub-Letting. No assignment, sublease or sale of this lease or any interest therein may be made by Lessee without the written consent of Lessor having first been obtained thereto, which consent Lessor shall grant unless Lessor has a valid reason, which can be substantiated. If there is a dispute as to whether Lessor has a valid reason for withholding consent, it shall be determined by arbitration.

Any attempted assignment, sublease or sale of this lease or any interest therein shall be null and void and have no effect unless such consent shall have been obtained. Any assignment by operation of law shall be subject to the same conditions and restrictions as an assignment by Lessee. If such consent is given by Lessor, any and all sub-lessees shall be responsible tenants, and Lessee shall not be relieved of any liability hereunder by Lessees assignment, vacation or subletting thereof.

It is agreed that one of the conditions moving Lessor to make this lease is the personal confidence reposed by it in Lessee, combined with the belief that Lessee will be a tenant and occupant satisfactory la Lessor.

Nothing herein shall prevent the Lessor from assigning its interest under this lease, provided, however, that any assignee shall be subject to the same obligations and duties as the original Lessor.

2.13. Right of Lessor to Pay Obligations of Lessee to Others. If Lessee shall fail or refuse to pay any sums due to be paid by it under the provisions of this lease, or fail or refuse to maintain the leased premises or any part thereof as herein provided, then, and in such event, Lessor, after 10 days’ notice in writing by Lessor to Lessee, shall have the right to pay any such stun or sums due to be paid by Lessee and to do and perform any work necessary to the proper maintenance of (he leased premises; and the amount of such sum or sums paid by Lessor for the account of Lessee and the cost of any such work, together with interest thereon at the maximum legal rate from the date of payment thereof by Lessor until the repayment thereof to Lessor by Lessee, shall forthwith be paid by Lessee upon demand in writing.

The payment by Lessor of any such sum or sums or the performance by lessor of any such work shall be prima facie evidence of the necessity therefore.

2.14. Surrender and Return of Leased Premises.  On the last day of the term hereby created or on the sooner termination thereof, Lessee shall peaceable surrender the leased premises in good order, condition and repair, Broom clean - fire and other unavoidable casualty, reasonable wear and tear only excepted. On or before the last day of the term hereby created or on the sooner termination thereof, Lessee shall, at its expense, remove its trade fixtures, signs and carpeting from the leased premises and any property not removed shall be deemed abandoned. All alterations, additions, improvements and fixtures (other than lessees trade fixtures, signs and carpeting) which shall have been made or installed by either Lessor or Lessee upon the leased premises and all hard surface bonded or adhesively affixed flooring shall, without charge, remain upon and be surrendered with the leased premises as a part thereof, Without disturbance, molestation or injury.

[f the leased premises be not surrendered on the last day of the term hereby created or on the sooner termination thereof, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the premises, including, without limitation, claims made by any succeeding tenant founded on such delay. Lessee shall promptly surrender all keys for the leased premises, at the lace then fixed for payment of rent and shall inform Lessor of combinations on any locks and safes on the leased premises.

2.15. Event of Default. Each of the following shall be deemed an Event of Default: a. Default in the payment of rent or other payments hereunder

b. If Lessee shall default in the performance or observance of any covenant or condition of this lease by the Lessee to be performed or observed, or if Lessee shall fail to make reasonable efforts in the light of the surrounding circumstances to keep substantially all the premises occupied and open for business following the expiration of the period or 30 days giving notice of such default or defaults or failure to Lessen by Lessor

c. Abandonment of the premises.

d. The filing or execution or occurrence or-.

(1) A petition in bankruptcy by or against Lessee.

(2) A petition or answer seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of the Bankruptcy Act.

(3) Adjudication of Lessee as a bankrupt or insolvent; or insolvency in the bankruptcy equity sense. (4) An assignment for the benefit of creditors whether by trust, mortgage, or otherwise.

(5) A petition or other proceeding by or against Lessee for, or the appointment of, a trustee, receiver, guardian, conservator or liquidator of Lessee with respect to all or substantially all its property.

(G) A petition or other proceeding by or against Lessee for its dissolution or liquidation, or the taking of possession of the property of the Lessee by any governmental authority in connection with dissolution or liquidation.

(7) The taking by any person of the leasehold created hereby or any part hereof upon execution, attachment, or other process of law or equity.

2.16. Fair Notice of Default. The parties are desirous of giving one another fair notice of any default before sanctions arc imposed. In the event of an act of default with respect to any provision of this lease, neither party can institute legal action with respect to such default without first complying with the following conditions:

a. Notice of such event of default must be in writing and mailed to the other party by U.S. Certified Mail, return receipt requested;

b. Such written notice shall set forth the nature of the alleged default in the performance of the terms of this lease and shall designate the specific paragraph(s) therein which relate to the alleged act of default;

c. Such notice shall also contain a reasonably understandable description of the action to be taken or performed by the other party in order to cure the alleged default and the date by which the default must be remedied, which date can be not less than ten business days from the date of mailing the notice of default.

2..17 Termination. Upon occurrence of any Event of Default, and after proper notice of default has been given, Lessor may, at its option, in addition to any other remedy or right given hereunder or by law:

a. Give notice to Lessee that this lease shall terminate upon the date specified in the notice, which date shall not be earlier than five days after the giving of such notice; or,

b. Immediately after ten days notice of default, and without further notice or demand, enter upon the leased premises or any part thereof, in the name of the whole, and upon the date specified in such notice, or any other notice pursuant to law, or upon such entry, this lease and the term thereof shall terminate.

2.18. Repossession. Upon termination of this lease as hereinabove provided, or pursuant to statute, or by summary proceedings or otherwise, the Lessor may enter forthwith, without further demand or notice upon any part of the premises, in the name of the whole, if he has not theretofore done so, and resume possession either by summary proceedings, or by action at law or in equity, or by force or otherwise, as Lessor may determine, without being liable in trespass or for any damages. In no event shall such re-entry or resumption of possession or reletting as hereafter provided be deemed to be acceptance or surrender of this lease or a waiver of the rights or remedies of Lessor hereunder

2.19. Court Action, Attorneys’ Fees and Casts. If, upon failure of either party to comply with any of the covenants, conditions, rules or regulations of and in this lease, suit or arbitration should be brought for damages on account thereof, or to enforce the payment of rent herein stipulated, or to recover possession of the premises, or to enforce any provision hereof, the losing party agrees to pay to the prevailing party reasonable costs and expenses incurred in prosecuting these suits or arbitration, as determined by the court or arbitrator, including attorneys’ fees and the value of time lost by the prevailing party or any of its employees in preparing for or participating in any arbitration or litigation in connection therewith. Interest shall accrue on that award at the maximum legal rate on all monetary amounts awarded for principal, interest, attorneys fees, costs and all other amounts, from the date of that award until paid.

2.20. Default by Lessor, In the event of any default by Lessor, Lessee, before exercising any rights that it may have at law to cancel this lease, must first send notice by registered or certified mail to Lessor, and shall have offered Lessor thirty (30) days in which to correct and cure the default or commence a good faith effort to cure such default.

2.21. Re-letting after Termination. Upon termination of this lease in any manner above provided, Lessor shall use reasonable efforts to re-let the premises.

Lessor shall be deemed to use reasonable efforts if it lease the whole or any part of the premises, separately or with other premises, for any period equal to or less than or extending beyond the remainder of the original term, for any sum or to any lessee or for any use it deems reasonably satisfactory or appropriate.

2.22. Damages. Upon termination of this lease in any manner above provided, or by summary proceedings or otherwise, Lessee shall pay to Lessor forthwith without demand or notice the sum of the following:

a. All rent, additional rent and other payments accrued to the date of such termination and a proportionate part of the rent otherwise payable for the month in which such termination occurs.

b. The costs of making all repairs, alterations and improvements required to be made by Lessor hereunder and of performing all covenants of Lessee relating to the condition of the premises during the term and upon expiration or sooner termination of this lease, such costs to be deemed prima facie to be the costs estimated by a reputable architect or contractor selected by Lessor or the amounts actually expended or incurred thereafter by Lessor.

c. The attorneys’ fees and other costs detailed in paragraph 2.19 (Court Action, Attorneys’ Fees and Costs).

d. An amount equal to “Liquidation damages” or “indemnity payments” whichever is larger, determined and payable as set forth below:

(1) “Liquidation damages” means an amount equal to the excess of the rent, addilional rent and other payments reserved in this lease for the portion of the term remaining after termination of the lease (hereinafter referred to as the “unexpired term”) over the then fair and reasonable rental value of the premises for such period of the term.

(2) “Indemnity payments” means all the rent, additional rent and other payments reserved under this lease which would have become due and owing there under from time to time during the unexpired term, less, to the extent not previously deducted or credited, the rent, additional rent and other payments actually collected and allocable to the promises or to the portions thereof re-lei by Lessor, and plus, to the extent not previously charged, the costs and expenses, including but not limited to reasonable attorneys’ and broker’s fees and expenses, paid or incurred by Lessor in connection with:

(a) Obtaining possession of the premises.

(b) Removal and storage of lessees or other occupants property. (c) Care, maintenance and repair of the premises while vacant.

(d) Re-Ietting the whole or any part of the premises (which re-Ietting may be for a period or periods of time less than the unexpired term hereof or extending beyond the term hereof.)

(c) Repairing, altering, renovating, partitioning, enlarging, remodeling or otherwise putting the premises, either separately or as part of larger premises, into condition acceptable to, and reasonably necessary to obtain new tenants.

Such costs and expenses shall be deemed prima facie to be the amounts therefor invoiced to Lessor or actually expended or incurred therefore by Lessor.

Lessee shall, without prior demand or notice, made indemnity payments monthly on arrears with respect to such portion thereof as includes rent (as distinguished from additional rent and other payments) and upon the respective dates provided therefore in the lease with respect to additional rent and other payments. Lessor may sue for all such indemnity payments as they accrue without waiting until the date fixed in the lease as the expiration date thereof. Any action or proceeding to recover liquidated damages shall not be a waiver of lessors right to recover indemnity payments and vice versa, but in any action or proceeding to recover indemnity payments to the extent that they include rent (as distinguished from additional rent and other payments), brought contemporaneously with or after an action or proceeding to recover liquidated damages which has not been discontinued, there shall be deducted from the claim for indemnity payments (to the extent not previously deducted or credited) such portion of the liquidated damages as is in the same proportion to such liquidated damages as the portion of the unexpired term from which monthly indemnity payments have accrued bears to the unexpired term.

2.23. Operating Costs. All operating expenses of Lessee or whatever nature, are the sole obligation of Lessee.

2.24. Landlord’s Lien. Upon the termination of this lease in any of the manners herein provided, or upon default by Lessee under any of the provisions hereof, Lessor may enter the leased premises and remove any and all personal property of Lessee and may retain possession of such personal property until all charges of any kind, including rent, storage or damages, shall be paid in full.

2.25. Abandonment. If Lessee shall be in default in the payment of the rental and shall vacate or abandon the premises or any part hereof (an absence of Lessee therefrom for a period of five days after such default shall be considered such an abandonment thereof), Lessor may, if it so elects, re-enter the leased premises and remove the contents and take possession of the leased premises and re-let the some or any part thereof, at such rental and upon such terms and conditions as it may deem proper and apply the proceeds thereof, less the expenses, including the usual agents commission so incurred, upon the amount due from Lessor hereunder and Lessee shall be liable for any deficiency.

If Lessor shall take possession of the premises and relet the same, such reletting shall not operate as a termination of this lease unless Lessor so elects, such election to be evidenced by written notice to Lessee; nor shall such action by Lessor operate as a waiver of any other rights or remedies of Lessor hereunder.

2.26 Holdover. If Lessee shall holdover after the expiration of the term hereof, with the consent of Lessor, express or implied, such tenancy shall be from month to month only, and not a renewal hereof and Lessee agrees to pay rent and all other charges as hereinabove provided, and also to comply with all covenants of this lease for the time Lessee holds over. If lessee shall hold over without the consent of Lessor, express or implied, then Lessee shall be construed to be a tenant at sufferance at double the rent herein provided, prorated by the day until possession is returned to Lessor. If Lessee shall hold over with the consent of Lessor, Lessee shall be entitled to possession until Lessor has given Lessee 30 days notice that such month to month tenancy shall be terminated; otherwise, notice is only required as hereinafter provided as notice of default.

2.27 Destruction of Leased Premises. If the leased premises shall, at any time during the term herein specified, be damaged or destroyed by fire or other unavoidable casualty to the extent that the leased premises shall be unfit for occupancy and use by Lessee, and to the extent that the same cannot be rebuilt or resorted by Lessor within 120 days thereafter, then and in such event, either Lessor or Lessee may, at their respective option, terminate this lease by notice in writing to the other of them given within ten days after such damage or destruction provided, however, if the leased premises can be rebuilt or restored within 120 days, Lessor shall, at its own cost and expense and with due diligence, rebuild and restore the leased premises, and a just and proportionate part only of the rentals hereby reserved shall be forced to lease other premises, such amount paid for the other premises shall be deducted from the amount owed to Lessor, provided that such deduction shall not exceed the amount owed Lessor.

If Lessor shall rebuild or restore the leased premises, then and in such event, the full amount of the insurance payable under policies of fire insurance shall be paid to Lessor for use int he rebuilding and restoration of the leased premises.

2.28. Removal of Trade Fixtures. Lessee shall have the right, upon the expiration of the term of this lease, or at any time during such term if Lessee shall not be in default, to remove from the leased premises all fixtures and equipment placed thereon by Lessee, even though permanently affixed to the leased premises, provided, however, that Lessee, in effecting removal, shall restore the-leased premises to a good, safe, sound, orderly and sightly condition.

2.29. Eminent Domain. If the leased premises or any part thereof shall be taken by eminent domain, which taking shall render the remainder of the leased premises unsuitable for occupancy and use by Lessee for the purpose intended by Lesser, then and in such event, the full current amount payable to the date of taking, or the prorated amount of that months rent to the date of taking, shall be paid to Lessor, and this lease shall terminate as of the date of taking.

If only a part of the leased premises shall be taken by eminent domain, and such taking shall not unduly interfere with the occupancy and use of the leased promises for the purpose intended by Lessee, then and in such event. the full amount payable for and upon such taking shall be paid to Lessor, and from and after the date of such taking, only a just and proportionate part of the rentals for the leased premises hereby reserved shall be paid by Lessee.

Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in lessees own right on account of any and all damage to Lessees leasehold interest, to lessees business by reason of the condemnation, and for or on account of any cost or loss to which Lessee might be put in removing Lessees merchandise, furniture, fixtures, leasehold improvements and equipment.

2.30 Subordination. If Lessor shall desire at any time, and from time to time to secure a loan or loans upon the security of the real properly and the improvements thereon, including the leased premises, then and in such event, Lessee hereby agrees to make and enter into a subordination agreement or agreements with any responsible lending agency that Lessor shall designate, wherein and whereby lessees rights, titles and interests in and to the real property and the improvements are subordinated to the lien of any mortgage or mortgages to be made, executed and delivered by Lessor as security for that loan or loans; provided, however, that the subordination shall be upon the following conditions:

a. The execution of the subordination agreement or agreements by Lessor shall impose no personal liability whatsoever upon Lessee.

b. Any such mortgage -or mortgages shall provide that the mortgagee shall agree to give to Lessee all notices required to be given to Lessor as mortgagor under the terms and conditions of those mortgages, or any loan agreement or agreements, or under the laws of the state where the leased premises are situated.

c. The mortgage or mortgages shall further provide that in the event of any default on the part of Lessor under the terms and conditions thereof or the obligation secured, Lessee may, at its own election, cure such default, and any amount expended by Lessee in so doing shall be paid by Lessor to Lessee, with interest thereon at the maximum legal rate per annum from the time or times any expenditure or expenditures for such purpose were made, upon demand by Lessee therefor.

d. Lessor shall indemnify and hold harmless the Lessee of and from any and all liability, cost or expense to which Lessee may be put by reason of the failure of Lessor to keep and perform any of the covenants and agreements set forth and contained in such mortgage or mortgages and the obligations thereby secured.

2.31. Sale by Lessor. In the event of a sale or conveyance by Lessor of all or part of the leased premises, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this lease. This lease shall not be affected by any such sale, and Lessee agrees to the purchaser or assignee.

2.32. Applicable Law. This lease shall be subject to and governed by the laws of the state where the leased premises are situated, regardless of the fact that one or more of the parties now is or may become a resident of a different state.

2.33. Assignment of Personal Property Warranties. Lessor hereby assigns to Lessee any and all rights it has under any manufacturers’ or dealers’ warranties covering the personal property and fixtures leased herein.

2.34. Prorations. If any probations are required to be made under the terms of this lease, the prorations shall be made as of the first day of the lease term.

PART THREE GENERAL LEASE PROVISIONS

3.1 Arbitration. At the option of either party, disputes may be settled by arbitration. The manner of arbitration shall be as follows:

The parties adopt by reference the provisions of the “Uniform Arbitration Act” and agree that, should any bona fide disputes arise out of this agreement or out of the agreed performances of the parties pursuant thereto, the parties may elect to arbitrate that dispute by the Lessor and Lessee selecting and agreeing upon a disinterested attorney to serve as arbitrator.

Should one of the parties or his attorney refuse or delay the selection of an arbitrator for more than ten days after the mailing of written notice, mailed to its last known address, stating a desire to arbitrate, then the party desiring arbitration may petition the court or a court commissioner ex. parte to have an arbitrator selected, and the costs and reasonable attorneys fees for this shall be charged against the delinquent party in the arbitration award.

The parties shall share the costs of the arbitrator’s services, comply with his arbitration procedures, and abide by his award within ten days after receiving a copy of his decision.

If for some reason, the parties cannot agree on a disinterested attorney, then the parties shall each select one attorney apiece, and these two attorneys shall select a disinterested attorney.

The arbitrator shall assess the fees of the arbitrator against the losing party based upon the prevailing hourly rates and out-of-pocket expenses.

After the award by the arbitrator, should the losing party take the matter to court, then the arbitrator shall set an amount as reasonable attorneys? fees and costs of the contemplated court proceedings for the losing party to pay to the other party as a prerequisite to the filing of a court action by the losing part.

Should it be necessary for either party to seek the assistance of a court to enforce the arbitration award, then, in that event, the losing party shall pay to the winning party an amount which is determined by the court for the court costs, reasonable attorneys’ fees, and the time lost to the winning party for his or his agents having to prepare for and appear in a court action.

3.2. Corporate Lessee. If Lessee is a corporation, then if, at any time during the term of this lease, any part or all the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of the corporation by the person or persons now owning a majority or the corporate shares, Lessor may terminate this lease and the demised term at any time after such change in control by giving lessee GO days prior written notice of such termination.

3.3. Corporate Authority. If Lessee is a corporation, each person executing this lease represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation. Those persons further represent that the terms of this lease are binding upon the corporation. The corporation shall deliver to Lessor a certified copy of its Board of Directors resolution ratifying or authorizing the execution of this lease within thirty (30) days after its execution.

3.4. Nature of Relationship Between Parties. The sole relationship between the parties created by this agreement is that of Lessor and Lessee. Nothing contained in this lease shall be deemed, held, or construed as creating a joint venture or partnership between the parties.

3.5. Notices. Copies of all notices and communications concerning this lease shall be mailed to the parties at the addresses written on page one of this lease, and any change or address shall be communicated to the other party in writing. Any documents which may adversely affect the rib-his of any party to this lease shall be dispatched by certified mail, return receipt requested. For all documents mailed to persons in the continental United States, the time period on all notices shall begin running on the day following the date that the document is postmarked. For documents mailed to persons outside the continental United States, the time period begins to run on the date that the document is received by the other party.

3.6. Waiver and Consent. lessors consent to or waiver of any of the terms or conditions of the lease on any one occasion shall not be deemed a waiver or consent with regard to any such term or condition for any other occasion or to any other act or conduct. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition.

Whenever under this lease provision is made for Lessee to secure the written consent or approval by Lessor, such consent or approval shall be in writing and shall not be unreasonably withheld.

No covenant, term or condition of this lease shall be waived except by written consent of the Lessor and the forbearance by Lessor in any regard whatsoever shall not constitute a waiver or the covenant, term or condition to be performed

3.7. Provisions of Lease. Each term and each provision of this lease to be performed by Lessee shall be construed to be both a covenant and a condition.

PART FOUR CONSTRUCTION AND INTERPRETATION

4.1. Entire Agreement. The terms of this document constitute the entire agreement between the parties, and the parties represent that there are no collateral agreements or side agreements not otherwise provided for within the terms of this agreement

4.2. Interpretation.  Whenever any word is used in this agreement is the masculine gender, it shall also be construed as being used in the feminine and neuter genders, and singular usage shall include the plural and vice versa, all as the context shall require.

4.3. Partial Invalidity.      If any provision of the contract is held to be invalid or unenforceable all the remaining provisions shall nevertheless continue in full force and effect.

4.4. Marginal Headings. The marginal and topical headings of the paragraphs of this agreement tire for convenience only and are not to be considered a part of this agreement or used in determining its content. or context.

4.5. Modification. Any modification or amendment of this agreement shall be in writing and shall be executed by all parties.

4.6. Succession of Benefits. The provisions of this agreement shall inure to the benefit of and be binding upon the parties thereto, their heirs, executors, administrators and permitted assignees

4.7. Time. Time is of the essence in this agreement for each and every term, condition, covenant and provision.

PART FIVE EXECUTION. ACCEPTANCE AND ACKNOWLEDGMENT

5. I. Effective Date. This legal instrument has been executed by the parties intending that it be effective on the effective date set forth on the caption page. The panics recognize that they effectuated a meeting of the minds among themselves on that effective date and intended that this instrument take effect on that date even though because of the exigencies of the modem world, the mechanics of drafting, the convenience of the panics, and the economy of travel, it may have been necessary to actually sign and notarize the documents at a later time.

5.2. Effective Place of Execution. The panics intend that the place of execution be that county and state that is set forth in the caption of this instrument. The effective place of execution is the place that the parties intend this instrument to have been executed incorporating all laws, for purposes of conflicts of laws, which apply to that effective place of execution. The parties recognize that, due to the exigencies of the modem world, the mechanics of drafting, the convenience of the parties, and the economy of travel, this instrument may be executed by one or all the parties al some other geographic place and possibly at multiple places. However, in spite of this, they intend that it be deemed executed at the effective place of execution.

5.3. Interlineations and Initials. The parties recognize that because of the exigencies of die modem world, the mechanics of drafting, the convenience of the parties, and the economy of costs, they may have in their own handwriting made minor changes in this instrument. These minor changes have been initialed by all parties, if any changes have been made, fore and aft of the change on all originals to prevent any extension or alteration of that change by any of the parties or others. Unless otherwise indicated by the placement of a date beside the change, these changes were intended by the parties to have occurred as of the effective date of this instrument. Any interlineated changes made by the parties after the effective date of this instrument shall be initialed by all parties, dated, and have the date itself initialed fore and aft by all parties to this instrument.

5.4. Execution. All parties named in the caption as parties shall sign below and at least one of the parties shall initial all pages of all original copies of this instrument. Furthermore. all documents such as schedules, exhibits and like documents which are expressly incorporated herein shall be initialed by all parties and either exchanged or attached to the originals which are given to any party named on the caption page of this instrument. It is the intent of the parties that all pages be initialed on all originals that are exchanged in order that no substituted pages or misunderstanding shall ever become possible to create problems in satisfying the intended objectives of this instrument.

5.5. Acknowledgment. The notary publics who have acknowledged the signatures of the various parties as designated in the acknowledgments hereof certify that this instrument was acknowledged by the signing party before the notary on the date of the notarization. If the instrument was subscribed by any of the panics in a representative capacity, then the notary ascertained that the signing party signed for the principal named by that party and in the capacity in which that party indicated he signed.

Additional numbered provisions are attached as an addendum

NO Partners          Sensory Science Corp.

/s/ Robert Newstead Partner
LESSOR
STATE OF ARIZONA
Acknowledgment COUNTY OF MARICOPA

/s/ Doug McClain
Signature LESSEE

On this date, before me, a Notary Public, personally appeared known to me or satisfactorily proven to be the person whose name is subscribed to this instrument and acknowledged that he executed the same. If this person’s name is subscribed in a representative capacity, it is for the principal named end in the capacity indicated.

Date of Acknowledgment

Signature of Notary Public

My Commission Expires:

STATE OF ARIZONA

Acknowledgment COUNTY OF MARICOPA)

On this date, before me, a Notary Public, personally appeared known to me or satisfactorily proven to be the person whose name is subscribed to this instrument and acknowledged that he executed the same. If this person’s name is subscribed in a representative capacity, it is for the principal named and in the capacity indicated.

Date of Acknowledgment

Signature of Notary Public

My Commission Expires:

This instrument was recorded at the request of

STATE OF ARIZONA          }            CERTIFICATE, OF

COUNTY OF MARICOPA}               RECORDATION

I certify that this instrument was recorded on the date, at the time. in the docket, beginning with the page number, and with the fee number stamped in the top apace of this instrument. If the instrument is of multiple pages. the docket and page set forth represent the first page of that instrument and that instrument extends through Docket   Page

The recording official is directed to return this instrument or e copy thereof to the above person,

County Recorder    Deputy

PART SEVEN

Rental and CAM Rates (Initial Term)

Section 7.1 Rent	CAM		Total + Tax

Year 1 $9,956.00/Mo	$262.00	/Mo	$10,218 00	/M
Year 2 $10 255.00/Mo	$270.00	/IMo	$10,525.00
Year 3 $10,562.00/IMo	$278.00	/Mo	$10,840.00
Year 4 $10,879.00/Mo	$286.00	/Mo	$11,165.00
Year 5 $11,206.00/Mo	$295.00	/Mo	$11,501.00

Rental and CAM Rates (Optional 5 Year Lease Extension)

Section 7.2	Rent		CAM		Total f+ Tax

Year 6	$11,542.00	/Mo	$304.00	IMo	$11,846.00
Year 7	$11,888.00	/Mo	$313.00	Mo	$12,201.00
Year 8	$12,245.00	/IMa	$322.00	/Mo	$12,567.00
Year 9	$12,612.00	/Mo	$332.00	/IMo	$12,944.00
Year 10	$12,990.00	/Mo	$342.00	/Mo	$13,332.00

Section 1.8 (Continued):

Notwithstanding any other provisions in Section 1.8, the increase in property tax reflecting the improvements to the building made by the Lessee and Lessor under the terms of this agreement will not be passed on to the Lessee. Any normal tax increases before or after the reassessment of the building will be passed on to the Lessee on a prorated basis.

When recorded return to: SNELL & WTLMER One Arizona Center Phoenix, Arizona 850(}4 Attn: Sam Cowley, Esq.

FIRST AMENDME NT TO LEASE OF COMMERCIAL SPACE STANDARD

THIS FIRST AMENDMENT TO LEASE of Commercial SPACE STANDARD

(the “amendment” is executed as of this 10 day of by and between NO Partners, an Arizona general partnership (“Lessor”) and Sensory Science Corporation, a Delaware corporation (“Lessee”).

RECITALS

A.            Lessor and Lessee previously entered into that certain Lease of Commercial Space, Standard dated November l, 1999 (the “Lease”) with respect to the premises further described in the Lease (the “Premises”).

B.            Lessor desires to lease to Lessee and Lessee desires to lease from Lessor ten (10) additional parking spaces as shown an. Exhibit A (the “Parking hereof

C.            Lessor and Lessee now desire to amend the Lease in accordance with the terms

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

l .             Page 1 of the Lease is amended to provide that in addition to Suites 1 & 2 of 7863 East McClain Road,, the Premises shall include the Parking Area depicted on Exhibit A.

2.             Section 1.28 of the Lease is amended to provide that in addition to the parking areas specifically designated by Lessor for use by Lessee, Lessee shall be entitled to use the Parking Area.

3.             The last sentence of Section 1.28 of the Lease shall not apply to the Parking Area.

4.             Except as provided in this Amendment, capitalized terms shall have the meaning set forth in the Lease.

5.             Except as amended hereby, the Lease shall remain in full force and effect.

6.             This Amendment may be executed in any number of counterparties, each of which shall be an original, but all of which shall constitute one instrument.

1N WITNESS whereof OF, this Amendment is executed as of the first day and year written above.

LESSOR:

NO PARTNERS, ail Arizona general partnership

LESSEE:

SENSORY SCIENCE CORPORATION, a Delaware corporation

ACCEPTED AND APPROVED.,

CITY OF SCOTTSOALE, an Arizona municipality

By: Its;

STATE OF ARIZONA

) ss. County of Maricopa    )

foregoing instrument was acknowledged before me this 10th day of April, 2000. of. NO Partners, an Arizona general partnership behalf of the partner ship.

My Commission Expires

STATE OF ARIZONA

County of Maricopa

The foregoing instrument was acknowledged before me this 17th day of April, 2000 by Down Lodrozny, the VP of Sensory Science Corporation, a Delaware corporation, on behalf o the corporation.

/s/ Betty Culton
Notary public
My Commission Expires;